UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 5, 2006

PHARSIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-31253	77-0401273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 E. Evelyn Avenue, 3rd Floor

Mountain View, CA 94041-1530

(Address of principal executive offices, including zip code)

(650) 314-3800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 5, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of Pharsight Corporation (the “Company”) approved the modification of severance benefits for the following executive officers: James Hayden, Mark Hovde and Daniel Weiner. As modified, in the event that such officer’s employment is terminated by the Company without cause or, if within six months of a change of control such officer’s resigns for good reason, the Company will continue to pay the officer’s base salary for 12 months following the date of such termination or resignation.

In addition, the Committee approved the grant of options to purchase shares of the Company’s common stock to the following executive officers: William Frederick, James Hayden, Mark Hovde, Shawn M. O’Connor and Daniel Weiner. Upon a change of control, the vesting schedule for these grants will accelerate by 100% and any unvested shares will become fully vested.

Item 2.02 Results of Operations and Financial Condition

On May 9, 2006, the Company issued a press release announcing its results for the quarter and fiscal year ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On May 5, 2006, Robert B. Chess, a member of the Board of Directors of the Company, notified the Company that he will not stand for re-election to the Board at the Company’s 2006 annual meeting of stockholders, scheduled to be held August 10, 2006. Mr. Chess is expected to remain on the Board until the Company’s 2006 annual meeting.

Item 8.01 Other Events

On May 5, 2006, the Board of Directors of the Company appointed Shawn M. O’Connor, the Company’s president and chief executive officer, as Chairman of the Board.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press Release of Pharsight Corporation dated May 9, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARSIGHT CORPORATION

Date: May 9, 2006	By:	/s/ William Frederick
	Name:	William Frederick
	Title:	Senior President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Pharsight Corporation dated May 9, 2006